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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in this Registration Statement of Camden Property Trust on Form S-8 of our report dated January 16, 1998, appearing in the Annual Report on Form 10-K of Camden Property Trust for the year ended December 31, 1997.


                                          Deloitte & Touche LLP

Houston, Texas
June 24, 1998